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                                                                EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 1, 1995, which appears on page F-2 of the Prospectus dated May 2, 1996 contained in the Registration Statement on Form S-4 (No. 333-2110) of Fractal Design Corporation.

/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP

San Jose, California
May 24, 1996